UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2014

WRIGHT MEDICAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35823	13-4088127
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1023 Cherry Road	38117
Memphis, Tennessee	(Zip code)
(Address of principal executive offices)

(901) 867-9971

(Registrant’s telephone number, including area code)

5677 Airline Road

Arlington, Tennessee 38002

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment to our Current Report on Form 8-K filed on January 15, 2014 (the “Original 8-K”) is being filed solely for the purpose of correcting certain clerical errors in the unaudited pro forma condensed consolidated balance sheet as of September 30, 2013, the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2010 and the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WRIGHT MEDICAL GROUP, INC.
Dated: January 16, 2014	By:	/s/ James A. Lightman

Name: James A. Lightman
Title: Sr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements